Muzinich Credit Opportunities Fund
(Class A, Institutional and Supra Institutional shares)

Supplement dated October 14, 2014 to the
Summary Prospectus and Prospectus dated April 30, 2014, as supplemented

Effective immediately, the following replaces the table on page 1 of the Summary Prospectus and page 1 of the statutory prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A		Institutional		Supra Institutional
Management Fees		0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees		0.25%		None		None
Other Expenses	1.86%		1.86%		1.86%
Shareholder Servicing Fees	0.10%		0.10%		N/A
Total Other Expenses(1)		1.96%		1.96%		1.86%
Total Annual Fund Operating Expenses		2.81%		2.56%		2.46%
Fee Waiver and/or Expense Reimbursement		-1.86%		-1.86%		-1.86%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2) (3)		0.95%		0.70%		0.60%
(1)	Other expenses and acquired fund fees and expenses for Class A and Institutional Class are based on estimated amounts for the current fiscal year.
(2)
Muzinich & Co., Inc. (the “Advisor”) has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, leverage interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A Shares, Institutional Shares and Supra Institutional Shares to 0.95%, 0.70% and 0.60%, respectively, of the Credit Opportunities Fund’s average daily net assets through April 30, 2015 (the “Expense Caps”). The Expense Caps may be changed or eliminated at any time after April 30, 2015, by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board of Trustees. The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

(3)
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets after Fees waived provided in the Financial Highlights section of the Fund’s audited financial statements for the period ended December 31, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
The Example below is intended to help you compare the cost of investing in the Credit Opportunities Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps in the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$518	$1,090	$1,688	$3,300
Institutional Shares	$72	$619	$1,193	$2,755
Supra Institutional Shares	$61	$588	$1,142	$2,655

Effective immediately, the following replaces the table on page 16 of the statutory prospectus:

Fund Expenses
In addition to the advisory fees discussed above, the Fund incurs other expenses such as custodian fees, transfer agency fees, interest, Acquired Fund Fees and Expenses and other customary Fund expenses. (Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)  The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, taxes, interest, including interest on short positions, portfolio transaction expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to the amounts shown below of each Class’s average net assets (“Expense Caps”).

Fund Expense Caps	Class A Shares	Institutional Shares	Supra Institutional Shares
Credit Opportunities Fund	0.95%	0.70%	0.60%

Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor, and the Board approves such reimbursement in subsequent fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account any reimbursements) does not exceed the Expense Caps. The Advisor is permitted to be reimbursed for fee reductions and expense payments it made in the prior three fiscal years. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and expenses. The current Expense Caps are in place indefinitely, but at a minimum through April 30, 2015. The Expense Caps may be terminated after April 30, 2015, by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.

Please retain this Supplement with the Summary Prospectus and Prospectus.